EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Valkyrie ETF Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Valkyrie ETF Trust II for the year ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Valkyrie ETF Trust II for the stated period.

/s/ Nick Bonos		/s/ Benjamin Gaffey
Nick Bonos		Benjamin Gaffey
President/Chief Executive Officer/Principal Executive Officer, Valkyrie ETF Trust II		Treasurer/Chief Financial Officer/Chief Accounting Officer/Principal Financial Officer, Valkyrie ETF Trust II

Dated:	12/6/24	Dated:	12/6/24

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Valkyrie ETF Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.